Other Non-Current Assets	12 Months Ended
Jun. 30, 2021
Subclassifications of assets, liabilities and equities [abstract]
Other Non-Current Assets	OTHER NON-CURRENT ASSETS

	SA Rand
Figures in million	2021	2020
Debt instruments	193	311
Loans to associates (a)	116	116
Loan to ARM BBEE Trust (b)	177	306
Other loans	16	5
Loss allowance (a)	(116)	(116)
Equity instruments	74	77
Rand Mutual Assurance (c)	65	69
Other investments	9	8
Inventories	65	47
Non-current portion of gold in lock-up (d)	65	47

Total other non-current assets	332	435
18     OTHER NON-CURRENT ASSETS continued
(a)A loan of R116 million (2020: R116 million) owed by Pamodzi Gold Limited (Pamodzi) who were placed into liquidation during 2009 was provided for in full. Harmony is a concurrent creditor in the Pamodzi Orkney liquidation.

(b)During 2016, Harmony advanced R200 million to the ARM Broad-Based Economic Empowerment Trust (the ARM BBEE Trust), a shareholder of African Rainbow Minerals Limited (ARM). The trust is controlled and consolidated by ARM, who holds 12.12% of Harmony's shares at 30 June 2021. Harmony is a trustee of the ARM BBEE Trust. The loan was subordinated and unsecured. The interest on the loan was market related (3 months JIBAR plus 4.25%) and was receivable on the maturity of the loan on 31 December 2022. In the 2021 financial year, the loan to the ARM BBEE Trust was refinanced to allow a sufficient and sustainable repayment structure. Following the restructuring, Harmony advanced R264 million to the ARM BBEE Trust to which the Trust used the amount for the repayment of the outstanding balance under the previous loan agreement. The loan under the revised loan agreement is interest-free and is receivable on the maturity of the loan on 30 June 2035. The loan is unsubordinated and unsecured.

Neither of the loans meet the requirements for amortised cost measurement as it fails the solely payments of principal and interest test and were therefore classified as fair value through profit and loss (refer to the fair value determination section in note 39 for detail). The group determined that the contractual terms include exposure to risk and volatility that is inconsistent with a basic lending arrangement. In making this assessment the group considered contingent events that would change the amount and timing of cash flows and potential limits on the group's claim to cash flows from specified assets (e.g. non-recourse asset arrangements).

At 30 June 2021 the loan has been remeasured to its fair value using a discounted cash flow model. The refinancing of the loan resulted in a day 1 expense of R87 million.

The movement in the ARM BBEE Trust loan is as follows:

	SA Rand
Figures in million	2021	2020
Balance at beginning of year	306	271
Fair value gain[1]	10	37
Repayment of interest	(52)	(2)
Settlement of original loan	(264)	—
Refinanced loan advanced	264	—
Day 1 expense[1]	(87)	—
Balance at end of year	177	306
[1] Included in net gain on financial instruments (refer to note 10)

(c)The movement in the investment in Rand Mutual Assurance (RMA) is as follows:

	SA Rand
Figures in million	2021	2020
Balance at beginning of year	69	52
Capital dividend received	(8)	(7)
Fair value gain	4	24
Balance at end of year	65	69

On 5 August 2020, the Group received dividends relating to the second and final tranche of the contingent consideration for the sale of shares in one of RMA’s subsidiaries. The dividend is seen as a recovery of capital as it reduced Harmony's effective share in the investment. The fair value gains are a result of the favourable financial position of the total investment. Please refer to note 39 on the fair value valuation technique. Refer to note 10 for details of additional dividends received.

(d)Refer to note 23 for further details on inventories.